SUB-ITEM 77Q3

(a)(i):	The Principal Executive Officer and Principal Financial
Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(a)(ii): There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii):
CERTIFICATIONS
I, Michael A. Pignataro, certify that:
1.	I have reviewed this report on Form N-SAR of Credit
Suisse Global Technology Fund, Inc.;
2.	Based on my knowledge, this report does not contain
any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made,
not misleading with respect to the period covered by this
report;
3.	Based on my knowledge, the financial information
included in this report, and the financial statements on which the financial information is based, fairly present in all
material respects the financial condition, results of
operations, changes in net assets, and cash flows
(if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4.	The registrant's other certifying officer and I are
responsible for establishing and maintaining disclosure
controls and procedures (as defined in rule 30a-2(c) under
the Investment Company Act) for the registrant and have:
a)  designed such disclosure controls and procedures to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
5.	The registrant's other certifying officer and I have
disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing
the equivalent functions):
a)  all significant deficiencies in the design or operation
of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and
6.	The registrant's other certifying officer and I have
indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  April 29, 2003

/s/ Michael A. Pignataro
Michael A. Pignataro
Chief Financial Officer
and Treasurer
SUB-ITEM 77Q3
CERTIFICATIONS
I, Joseph D. Gallagher, certify that:
1.	I have reviewed this report on Form N-SAR of Credit
Suisse Global Technology Fund, Inc.;
2.	Based on my knowledge, this report does not contain
any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements
were made, not misleading with respect to the period
covered by this report;
3.	Based on my knowledge, the financial information
included in this report, and the financial statements on
which the financial information is based, fairly present in
all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4.	The registrant's other certifying officer and I are
responsible for establishing and maintaining disclosure
controls and procedures (as defined in rule 30a-2(c) under
the Investment Company Act) for the registrant and have:
a)	designed such disclosure controls and procedures to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
period in which this report is being prepared;
b)	evaluated the effectiveness of the registrant's
disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c)	presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures
based on our evaluation as of the Evaluation Date;
5.	The registrant's other certifying officer and I
have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a)	all significant deficiencies in the design or
operation of internal controls which could adversely affect
the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and
b)	any fraud, whether or not material, that involves
management or other employees who have a significant
role in the registrant's internal controls; and
6.	The registrant's other certifying officer and I have
indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  April 29, 2003

/s/ Joseph D. Gallagher
Joseph D. Gallagher
Chief Executive Officer
and Chairman